Draft - 9/13/99

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 8, 1999


                               RECOTON CORPORATION
               (Exact name of registrant as specified in charter)


   NEW YORK                        0-5860                     11-1771737
(State or other jurisdic-       (Commission                  (IRS Employer
tion of incorporation)          File Number)               Identification No.)

                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (Address of principal executive offices, including Zip Code)

        Registrant's telephone number, including area code: 407-333-8900

                                      N.A.
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On September 8, 1999, the Company restructured its existing indebtedness and obtained an additional credit facility of $50 million from certain existing lenders and noteholders. Pursuant to such restructuring and additional financing, the following occurred:

     o the maturity of the Company's existing multibank credit facility, consisting of a line of credit of $86.5 million and a term loan with a current balance of $8.75 million, was extended from its scheduled December 26, 1999 expiration date until June 30, 2001, the amount of the facility was increased by approximately $5.9 million, certain loans previously made by one member of the bank group were paid off with borrowings under such facility as increased and the interest rate on borrowings under the line was increased to 3.77% over prime (from 0.5% over prime).

     o the maturity date of the Company's existing ten-year adjustable rate senior notes, totaling $100 million, was changed from 2007 (for $75 million) and 2008 (for $25 million) to June 30, 2001 and the interest was increased by 3.0% over the previous rates of 9.75% for $75 million in principal amount and 9.52% for $25 million in principal amount;

     o the maturity date of the Company's existing five-year subordinated notes due in 2004, totaling $35 million, was unchanged and the interest was increased to 13.5% (with additional increases to 14.5% in November 1999, 15.0% in February 2000 and 15.5% in May 2000) from 11.5%;

     o the new revolving credit facility of $50 million, which amount is subject to fluctuations at various times over the life of the loan, is available until June 30, 2001 with interest at 3.5% over prime;

     o financial covenants under the existing debt were substantially relaxed and such modified covenants also apply to the new $50 million credit facility;

     o the new lenders were granted five-year warrants to purchase an aggregate of 250,000 shares of Recoton common stock at an exercise price of approximately $7.77 (up to 175,000 of which are subject to cancellation under certain circumstances) and the Company agreed to issue up to an additional 75,000 warrants with an exercise price at the then fair market value if certain prepayments on the existing credit facility are not made at stated times;

     o the Company (a) granted the holders of the subordinated debt warrants to purchase 100,000 shares of common stock at approximately $7.77 per share, in lieu of warrants for 320,000 shares previously committed to be issued under certain circumstances, (b) reduced the exercise price on warrants previously issued to the subordinated noteholders to approximately $7.77 and (c) agreed to issue warrants to purchase an additional 20,000 shares at an exercise price at the then fair market value if certain conditions are not met;

     o the Company granted collateral in substantially all of the assets of Recoton and its domestic subsidiaries, and certain assets of foreign subsidiaries, as security for the new loans as well as security for the exiting multibank credit facility and the senior notes; and

     o the Company agreed to pay certain restructuring fees, commitment fees, facility fees, agency fees and "make-whole" sums.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     a.   Financial Statements of Business Acquired: not applicable

     b.   Pro Forma Financial Information: not applicable

     c.   Exhibits:

          1. Master Restructuring Agreement, dated as of September 8, 1999, among Recoton Corporation; Certain of its Subsidiaries; the Existing Creditors identified therein; and The Chase Manhattan Bank, as Collateral Agent.

          2. Credit Agreement, dated as of September 8, 1999, among Recoton Corporation, the several Lenders from time to time Parties thereto; and The Chase Manhattan Bank, as Agent.

          3. Collateral Agreement, dated as of September 8, 1999, made by Recoton Corporation and certain of its Subsidiaries in favor of The Chase Manhattan Bank, as Collateral Agent.

          4. Guarantee, dated as of September 8, 1999, among the several Guarantors listed therein in favor of The Chase Manhattan Bank, as agent for the several Lenders parties to the Credit Agreement, dated as of September 8, 1999, among Recoton Corporation, the several Lenders from time to time Parties thereto; and The Chase Manhattan Bank, as Agent.

          5. Registration Rights Agreement dated as of September 8, 1999 among Recoton Corporation and each of the parties whose signatures are set forth thereto under the heading "LIFO Lenders"

          6. Form of 1999 Replacement Common Stock Purchase Warrants dated September 8, 1999 issued to the holders of the Company's Subordinated Notes issued February 4, 1999 to purchase an aggregate of 100,000 shares of common stock

          7. Letter from Recoton Corporation dated September 8, 1999 to the holders of the Company's Subordinated Notes issued February 4, 1999 repricing options granted on February 4, 2004.

          8. Form of Fixed Facility Fee Common Stock Purchase Warrant dated September 8, 1999 issued to the lenders under the Credit Agreement dated as of September 8, 1999 to purchase an aggregate of 75,000 shares of common stock

          9. Form of Common Stock Purchase Warrant dated September 8, 1999 issued to the lenders under the Credit Agreement dated as of September 8, 1999 to purchase an aggregate of 175,000 shares of common stock

          10. Form of Prepayment Common Stock Purchase Warrant to purchase an aggregate of up to 75,000 shares of common stock to be issued to the lenders under the Credit Agreement dated as of September 8, 1999 under certain circumstances

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RECOTON CORPORATION


                                  By: /s/ Stuart Mont
                                      Name: Stuart Mont
                                      Title: Chief Operating Officer and
                                             Executive Vice President-Operations

Dated:  September 13, 1999

                                  EXHIBIT INDEX

     1. Master Restructuring Agreement, dated as of September 8, 1999, among Recoton Corporation; Certain of its Subsidiaries; the Existing Creditors identified therein; and The Chase Manhattan Bank, as Collateral Agent.

     2. Credit Agreement, dated as of September 8, 1999, among Recoton Corporation, the several Lenders from time to time Parties thereto; and The Chase Manhattan Bank, as Agent.

     3. Collateral Agreement, dated as of September 8, 1999, made by Recoton Corporation and certain of its Subsidiaries in favor of The Chase Manhattan Bank, as Collateral Agent.

     4. Guarantee, dated as of September 8, 1999, among the several Guarantors listed therein in favor of The Chase Manhattan Bank, as agent for the several Lenders parties to the Credit Agreement, dated as of September 8, 1999, among Recoton Corporation, the several Lenders from time to time Parties thereto; and The Chase Manhattan Bank, as Agent.

     5. Registration Rights Agreement dated as of September 8, 1999 among Recoton Corporation and each of the parties whose signatures are set forth thereto under the heading "LIFO Lenders"

     6. Form of 1999 Replacement Common Stock Purchase Warrants dated September 8, 1999 issued to the holders of the Company's Subordinated Notes issued February 4, 1999 to purchase an aggregate of 100,000 shares of common stock

     7. Letter from Recoton Corporation dated September 8, 1999 to the holders of the Company's Subordinated Notes issued February 4, 1999 repricing options granted on February 4, 2004.

     8. Form of Fixed Facilty Fee Common Stock Purchase Warrant dated September 8, 1999 issued to the lenders under the Credit Agreement dated as of September 8, 1999 to purchase an aggregate of 75,000 shares of common stock

     9. Form of Cancellable Facility Fee Common Stock Purchase Warrant dated September 8, 1999 issued to the lenders under the Credit Agreement dated as of September 8, 1999 to purchase an aggregate of 175,000 shares of common stock

     10. Form of Prepayment Common Stock Purchase Warrant to purchase an aggregate of up to 75,000 shares of common stock to be issued to the lenders under the Credit Agreement dated as of September 8, 1999 under certain circumstances